Exhibit 99.1

Key Energy Services, Inc.

News Release

For Immediate Release:

Contact: John M. Daniel

Monday, March 28, 2005

(432) 620-0300

KEY ENERGY ANNOUNCES DELAY IN 2003 10-K FILING

MIDLAND, TX, March 28, 2005 – Key Energy Services, Inc. (NYSE: KEG) announced today that it does not expect to file its Annual Report on Form 10-K for the year ended December 31, 2003 by March 31, 2005.

RESTATEMENT UPDATE

The Company is still in the process of finalizing its financial statements and is working closely with its auditors to complete the restatement process as quickly as possible.  While the Company continues to work on the financial statements, including the issues identified in its March 7, 2005 release, the Company has not completed its work.   The Company believes that it is nearing the completion of the restatement process; however, given the difficulty encountered in completing certain of the previously disclosed items, it is difficult for the Company to estimate the filing date of its Annual Report on Form 10-K for the year ended December 31, 2003.

The Company has advised the New York Stock Exchange of the delay.  The Company expects that if it does not file its 2003 Annual Report on Form 10-K by March 31, 2005, the NYSE will begin the delisting process for its common shares and that suspension in trading on the NYSE will occur shortly thereafter.  Alternative arrangements are being made for the trading of the Company’s common shares should the NYSE suspension occur.  The Company is in discussions with the lenders under its senior credit facility and with a representative of bondholders for a waiver of delivery of the 2003 10-K after March 31, 2005.

Key Energy Services, Inc. is the world’s largest rig-based, onshore well service company.  The Company provides diversified energy operations including well servicing, contract drilling, pressure pumping, fishing and rental tool services and other oilfield services.  The Company has operations in all major onshore oil and gas producing regions of the continental United States and internationally in Argentina and Egypt.

Certain statements contained in this news release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations, estimates and projections about the Company, the Company’s industry, management’s beliefs and certain assumptions made by management.  Whenever possible, the Company has identified these “forward-looking statements” by words such as “expects”, “believes”, “anticipates” and similar phrases.  Readers are cautioned that any such forward-looking statements are not guarantees of future performance or the results of the ongoing review and restatements and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: the impact of the Company’s current restatement process on its results for prior and current periods; uncertainties surrounding the restatement process, including the timing and amount of the restatements; the risk of possible changes in the scope and nature of, the time required to complete, the issuance of audit opinions on the Company’s prior year financial statements and the audit of the Company’s 2003 financial statements, including the risks identified in  its March 7, 2005 release; risks affecting activity levels for rig hours, including demand for the Company’s services and pricing; the impact of professional and other costs related to the restatement process, SEC investigation and pending litigation; the risks relating to the Company’s inability to complete the restatement process and audit and file financial statements before March 31, 2005; risks relating to the delisting of the Company’s common shares; and the risk that the Company will not be able to obtain additional waivers or consents if it is unable to file financial statements with the SEC by March 31, 2005.   Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.  Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here.

6 Desta Drive, Midland, TX 79705